Note 9 - Inventories	12 Months Ended
Dec. 31, 2021
Statement Line Items [Line Items]
Disclosure of inventories [text block]

9. Inventories

	2021	2020
Stockpiles of ore(1)	$30,137	$239,219
Gold in-circuit	8,108	14,682
Ore on leach pads	17,314	4,768
Gold doré	25	24,953
Copper and gold concentrate	13,702	32,201
Molybdenum inventory	86,090	57,238
Total product inventories	155,376	373,061
Supplies (net of provision)(2)	65,844	207,526
Total inventories	$221,220	$580,587

(1)

Includes ore in stockpiles not scheduled for processing within the next 12 months, but available on-demand of $23.5 million (December 31, 2020 - $119.2 million, including $85.0 million related to the Kumtor Mine).

(2)

Net of a provision for supplies inventory obsolescence of $8.4 million (December 31, 2020 - $29.2 million, including $21.2 million related to the Kumtor Mine). The non-current portion of supplies inventory is included in other assets (note 12).